Tuttle Tactical Management Multi-Strategy Income ETF

Tuttle Tactical Management U.S. Core ETF

(each a “Fund” and, together, the “Funds”),

each a series of ETFis Series Trust I (the “Trust”)

Supplement dated August 14, 2017 to the

Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2017

Important Notice to Investors

The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of the Funds, which are each a series of the Trust. None of the other series of the Trust are being liquidated. The Board has determined that closing and liquidating the Funds is in the best interests of the Funds and their shareholders.

Beginning immediately, through the close of trading on the NASDAQ Stock Exchange (“NASDAQ”) on August 25, 2017, the Funds will undertake the process of closing down and liquidating their respective portfolios. This process will result in an increase in each Fund’s cash holdings, which may not be consistent with each Fund’s investment objective and strategies.

The Funds will not accept creation and redemption unit orders from authorized participants after August 25, 2017. Trading on NASDAQ for the shares of the Funds will be suspended prior to the open of business on Monday, August 28, 2017. The final date of trading on NASDAQ for the Funds will be Friday, August 25, 2017. Shareholders may sell their holdings on or before Friday, August 25, 2017 and may incur customary brokerage charges. Shareholders who do not sell their holdings on or before Friday, August 25, 2017 will receive cash equal to the amount of the net asset value of their shares. These payments may be taxable and will include any accrued capital gains and dividends. In addition, each Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Funds to shareholders of record as of the close of trading on NASDAQ on Friday, August 25, 2017.

For additional information regarding the liquidation, shareholders of the Funds may call 1-888-383-0553.

Investors should retain this supplement for future reference.